Exhibit 10.1 AMENDMENT TO THE AVIDITY BIOSCIENCES, INC. 2022 EMPLOYMENT INDUCEMENT INCENTIVE AWARD PLAN THIS AMENDMENT TO THE AVIDITY BIOSCIENCES, INC. 2022 EMPLOYMENT INDUCEMENT INCENTIVE AWARD PLAN (this “Amendment”), effective as of September 9, 2025 is made and adopted by Avidity Biosciences, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below). RECITALS WHEREAS, the Company maintains the Avidity Biosciences, Inc. 2022 Employment Inducement Incentive Award Plan (as amended from time to time, the “Plan”); WHEREAS, pursuant to Section 10.4 of the Plan, the Plan may be amended by the Administrator of the Plan at any time; WHEREAS, the Human Capital Management Committee of the Company’s Board of Directors (the “Board”) is the Administrator of the Plan; WHEREAS, pursuant to Section 3.1 of the Plan, the Board may re-vest administrative authority over the Plan to itself at any time; and WHEREAS, the Board has re-vested itself administrative authority over the Plan solely with respect to, and for purposes of, approving this Amendment and, pursuant to such authority, has adopted and approved this Amendment. NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows: 1. Section 11.28 of the Plan is hereby amended and restated in its entirety to read as follows: A. “11.28 ‘Overall Share Limit’ means 8,000,000 Shares.” 2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. 3. Except as expressly provided herein, all other terms and provisions of the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, I hereby certify that this Amendment was duly adopted by the Board of Directors of Avidity Biosciences, Inc. on September 9, 2025. Avidity Biosciences, Inc. By: /s/ John B. Moriarty, Jr., J.D. John B. Moriarty, Jr., J.D. Chief Legal Officer and Corporate Secretary Date: September 9, 2025